UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☒ Definitive Proxy Statement.

☐ Definitive Additional Materials.

☐ Soliciting Material Pursuant to §240.14a-12.

GREENPRO CAPITAL CORP.

(Name of Registrant As Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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Greenpro Capital Corp.

B-7-5, Northpoint Office,

Mid Valley City, No.1 Medan Syed Putra Utara,

59200 Kuala Lumpur, Malaysia

NOTICE OF ANNUAL

MEETING OF STOCKHOLDERS

To Be Held On October 28, 2022

Dear Stockholders:

You are hereby notified that the Annual Meeting of Stockholders of Greenpro Capital Corp., a Nevada corporation (together with its subsidiaries, the “Company, “we”, “us” or “our”), will be held at 9:30 a.m. on October 28, 2022 (local time), at the offices of the Company at B-7-5, Northpoint Office, Mid Valley City, No.1 Medan Syed Putra Utara, 59200 Kuala Lumpur, Malaysia, for the following purposes:

1.	To elect our directors. Our Board of Directors intends to present for election the following six nominees: (1) Lee, Chong Kuang, (2) Loke Che Chan, Gilbert, (3) Chuchottaworn, Srirat, (4) Louis, Ramesh Ruben, (5) Glendening, Brent Lewis and (6) Bringuier, Christophe Philippe Roland;

2.	To ratify the appointment of JP CENTURION & PARTNERS PLT (“Centurion”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.	To consider and act on an advisory (non-binding) proposal on the compensation arrangement of certain executive officers (the “say-on-pay”);

4.	To consider and act on an advisory (non-binding) proposal on how frequently stockholders should vote to approve the compensation arrangements of certain executive officers (the “say-on-frequency”); and

5.	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Our Board of Directors unanimously recommends that you vote “FOR” each of the nominees to our Board, “FOR” Proposals 2, 3, “EVERY THREE YEARS” on Proposal 4 and that you allow our representatives to vote the shares represented by your proxy as recommended by our Board of Directors.

Our Board of Directors has fixed the close of business on September 19, 2022 as the record date for the determination of stockholders entitled to vote at the Annual Meeting, and only holders of record of shares of Common Stock at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

Only stockholders and guests of the Company may attend and be admitted to the Annual Meeting. If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement that confirms that you are the beneficial owner of those shares.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to be present at the Annual Meeting, please fill in, date, sign, and return the enclosed Proxy, which is solicited by management. The Proxy is revocable and will not affect your vote in person in the event you attend the Annual Meeting.

By Order of the Board of Directors of
Greenpro Capital Corp.

/s/ Lee Chong Kuang
Lee Chong Kuang
Chief Executive Officer

September 19, 2022

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Greenpro Capital Corp.

B-7-5, Northpoint Office,

Mid Valley City, No.1 Medan Syed Putra Utara,

59200 Kuala Lumpur, Malaysia

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On October 28, 2022

The enclosed Proxy is solicited by the Board of Directors (the “Board of Directors”) of Greenpro Capital Corp, a Nevada corporation, for use at our Annual Meeting of Stockholders (the “Meeting”) to be held on Friday, October 28, 2022 at the offices of the Company at B-7-5, Northpoint Office, Mid Valley City, No.1 Medan Syed Putra Utara, 59200 Kuala Lumpur, Malaysia and any adjournments thereof. The Board of Directors has set the close of business on September 19, 2022, as the record date (the “Record Date”) for the determination of stockholders entitled to vote at the Meeting. A stockholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later-dated proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person. It is anticipated that this Proxy Statement will be mailed to our stockholders on or about September 26, 2022. References to the “Company,” “us,” “we,” or “our,” refer to Greenpro Capital Corp.

The Annual Meeting is for the purpose of considering and voting:

1.	To elect the directors. Our Board of Directors intends to present for election the following six nominees: (1) Lee, Chong Kuang, (2) Loke Che Chan, Gilbert, (3) Chuchottaworn, Srirat, (4) Louis, Ramesh Ruben, (5) Glendening, Brent Lewis and (6) Bringuier, Christophe Philippe Roland;

2.	To ratify the appointment of JP CENTURION & PARTNERS PLT (“Centurion”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.	To consider and act on an advisory (non-binding) proposal on the compensation arrangement of certain executive officers (the “say-on-pay”);

4.	To consider and act on an advisory (non-binding) proposal on how frequently stockholders should vote to approve the compensation arrangements of certain executive officers (the “say-on-frequency”); and

5.	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

In the event that a quorum is not present at the annual meeting, you may also be asked to vote upon a proposal to adjourn or postpone the annual meeting to solicit additional proxies.

Record Date

Only stockholders of record as of the Record Date will be entitled to vote at the Annual Meeting and any adjournments thereof. As of the Record Date, 7,875,813 shares of our common stock, par value $.0001 per share (“Common Stock”), were issued and outstanding. The holders of our Common Stock are entitled to one vote per share.

Voting Rights and Quorum

Each share of our common stock is entitled to one vote. The presence in person or representation by proxy of holders of a majority of the shares of our common stock issued and outstanding as of the close of business on the Record Date will constitute a quorum at the annual meeting. If a share is represented for any purpose at the meeting, it is deemed to be present for the transaction of all business. Abstentions and broker non-votes are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. In the event that a quorum is not present at the annual meeting, it is expected that the annual meeting will be adjourned or postponed to solicit additional proxies.

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Vote Required

Each item to be acted upon at the meeting requires the affirmative vote of the holders of a majority of the shares of our common stock represented at the meeting in person or by proxy and entitled to vote on the item, assuming that a quorum is present or represented at the meeting. Directors are elected by a plurality of the votes cast by stockholders entitled to vote for directors at the Meeting. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated and will have the same effect as a vote cast against such director. With respect to the other proposals, a properly executed proxy marked “ABSTAIN,” although counted for purposes of determining whether there is a quorum, will not be voted. Accordingly, an abstention will have the same effect as a vote cast against a proposal. Under Nevada law, a broker non-vote will be treated as not being voted and will have the same effect as a vote cast against a proposal.

A “broker non-vote” occurs when a broker, bank, or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder (i) has not received instructions from the beneficial owner and (ii) does not have discretionary voting power for that particular item.

If you are a beneficial owner and you do not give instructions to your broker, bank, or other holder of record, such holder of record will be entitled to vote the shares with respect to “routine” items but will not be permitted to vote the shares with respect to “non-routine” items (those shares are treated as “broker non-votes”). If you are a beneficial owner, your broker, bank, or other holder of record has discretion to vote your shares on the proposals to ratify the appointment of Centurion as our independent registered public accounting firm if the holder of record does not receive voting instructions from you. However, such holder of record may not vote your shares on the election of directors without your voting instructions on those proposal. Accordingly, without your voting instructions on those proposals, a broker non-vote will occur. We encourage you to provide instructions to your bank, brokerage firm, or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the annual meeting.

Voting and Revocation of Proxies

After carefully reading and considering the information contained in this proxy statement, you may attend the annual meeting and vote your shares in person, by telephone or over the Internet. You may also grant your proxy to vote by returning a signed, dated and marked proxy card, by telephone or over the Internet.

Unless you specify to the contrary, all of your shares represented by valid proxies will be voted

●	“FOR” all director nominees; and

●	“FOR” the appointment of Centurion as our independent registered public accounting firm;

●	“FOR” the approval of the compensation arrangements of certain executive officers; and

●	“EVERY THREE YEARS” regarding the frequency stockholders should vote to approve the compensation arrangements of certain executive officers.

The persons you name as proxies may propose and vote for one or more adjournments or postponements of the annual meeting, including adjournments or postponements to permit further solicitations of proxies. Such proxy holders may also vote in its discretion on any other matters that properly come before the annual meeting.

Until exercised at the annual meeting, you can revoke your proxy and change your vote in any of the following ways:

●	by delivering written notification to us at our principal executive offices at B-7-5, Northpoint Office, Mid Valley City, No.1 Medan Syed Putra Utara, 59200 Kuala Lumpur, Malaysia, Attention: Corporate Secretary;

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●	by changing your vote or revoking your proxy by telephone or over the Internet;

●	if you hold shares in your name, by attending the annual meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);

●	if you have instructed a broker or bank to vote your shares, by following the directions received from your broker or bank to change those instructions; or

●	if you hold shares in street name with your broker or by a nominee, by obtaining a legal proxy from the institution that holds your shares, attending the annual meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting).

If you decide to vote by completing, signing, dating and returning a proxy card, you should retain a copy of the voter control number found on the proxy card in the event that you decide later to change or revoke your proxy.

Solicitation of Proxies

The accompanying proxy is being solicited by our Board of Directors. The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation will include the costs of supplying necessary additional copies of the solicitation materials to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such record holders for completing the mailing of such materials to such beneficial owners. Solicitation of proxies may also include solicitation by telephone, fax, electronic mail, or personal solicitations by directors, officers, or employees of the Company. No additional compensation will be paid for any such services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND

RELATED STOCKHOLDER MATTERS

The following table sets forth, as of September 19, 2022, certain information concerning the beneficial ownership of our common stock by (i) each stockholder known by us to own beneficially five percent or more of our outstanding common stock or series a common stock; (ii) each director; (iii) each named executive officer; and (iv) all of our executive officers and directors as a group, and their percentage ownership and voting power.

The information presented below regarding beneficial ownership of our voting securities has been presented in accordance with the rules of the Securities and Exchange Commission and is not necessarily indicative of ownership for any other purpose. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. A person is deemed to own beneficially any security as to which such person has the right to acquire sole or shared voting or investment power within sixty (60) days through the conversion or exercise of any convertible security, warrant, option, or other right. More than one (1) person may be deemed to be a beneficial owner of the same securities. The percentage of beneficial ownership by any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power within sixty (60) days, by the sum of the number of shares outstanding as of such date. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, we believe that the beneficial owners of our common stock listed below have sole voting and investment power with respect to the shares shown.

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Name of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percentage of Shares Beneficially Owned(2)

Officers and Directors

Lee Chong Kuang(3) President, Chief Executive Officer and Director	1,739,034	22.08%

Loke Che Chan Gilbert Chief Financial Officer and Director	1,465,084	18.60%

Chuchottaworn Srirat Independent Director	122,250	1.55%

Louis Ramesh Ruben Independent Director	400	* %

Glendening Brent Lewis Independent Director	-	-

Bringuier Christophe Philippe Roland Independent Director	-	-

Yap Pei Ling(3)(4) Officer	165,915	2.11%

Chen Yanhong(5) Officer	20,837	* %

All officers and directors as a group (8 persons named above)	3,513,520	44.61%

* Less than 1%

(1)	Except as otherwise set forth below, the address of each beneficial owner is B-7-5, Northpoint Office, Mid Valley City, No. 1 Medan Syed Putra Utara, 59200 Kuala Lumpur, Malaysia.

(2)	Based on 7,875,813 shares of Common Stock outstanding as of September 19, 2022, together with securities exercisable or convertible into shares of Common Stock within 60 days of September 19, 2022. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of September 19, 2022, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)	1,739,034 shares of Common Stock are held by Mr. Lee Chong Kuang and 165,915 shares of Common Stock are held by his spouse, Ms. Yap Pei Ling, a director of two of our subsidiaries. In the aggregate of the shares held by Mr. Lee and Ms. Yap, 1,904,949 shares or 24.19% of total outstanding shares of Common Stock as of September 19, 2022.

(4)	Ms. Yap Pei Ling, spouse of Mr. Lee Chong Kuang, is a shareholder of the Company and a director of our two subsidiaries, Asia UBS Global Limited (Belize) and Asia UBS Global Limited (Hong Kong), respectively.

(5)	Ms. Chen Yanhong is a shareholder of the Company and a director of our subsidiaries, Greenpro Management Consultancy (Shenzhen) Limited, Shenzhen Falcon Financial Consulting Limited, Falcon Corporate Services Limited, Greenpro Synergy Network (Shenzhen) Limited and Falcon Accounting & Secretaries Limited, respectively.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors has approved the persons named below as nominees for election to our Board of Directors. All nominees presently serve as directors. Proxies will be voted for the election as directors for the ensuing year of the persons named below (or if for any reason unavailable, of such substitutes as our Board of Directors may designate). Our Board of Directors has no reason to believe that any of the nominees will be unavailable to serve.

Nominee Name	Age	Positions and Offices

Lee, Chong Kuang	49	President, Chief Executive Officer, Director
Loke, Che Chan Gilbert	67	Chief Financial Officer, Secretary, Treasurer, Chairman of the Board
Chuchottaworn, Srirat (1)	54	Director
Louis, Ramesh Ruben (1)(2)(3)	45	Director
Glendening, Brent Lewis (1)(2)(3)	68	Director
Bringuier, Christophe Philippe Roland (1)(2)	44	Director

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating and Corporate Governance Committee.

Lee, Chong Kuang, age 49, has served as our Chief Executive Officer, President and Director since July 19, 2013. During the period of July 19, 2013 to June 5, 2019, he served as Chairman of the Board. From 2003 until January 2015, Mr. Lee served as a director of Asia UBS Global Ltd, a Hong Kong company, which he founded in 2003. He served as director, Chief Financial Officer and Treasurer of Odenza Corp. from February 4, 2013 to April 29, 2016. He also served as the Chief Financial Officer and director of Moxian Corporation from October 2012 until December 2014. Mr. Lee served as director of Greenpro Talents Ltd. from November 16, 2015 to June 6, 2017. Mr. Lee served as director of GC Investment Management Limited, which is the investment manager of Greenpro Asia Strategic SPC, since April 6, 2016. From 1997 to 2000, Mr. Lee worked at K. Y. Ho & Co, Chartered Accountants. He began his professional career with Siva Tan & Co., a Chartered Accountant firm in Malaysia in 1995 where he remained until 1997. As a qualified member of the ACCA and Malaysia Institute of Accountants, Mr. Lee earned his professional qualification from the Hong Kong Institute of Certified Public Accountants and extended his professional services covering accounting, tax, corporate structuring planning with special focus in cross-border client nature, in addition to his accounting software businesses. Mr. Lee established the Cross-Border Business Association (CBBA) – a NGO (Non-Government Organization) established under Hong Kong Society Act - to provide information and professional advice in Cross Border Business for its investment members. For the Cross-Border Investment especially in the mining resources companies which are growing fast since 2011, Mr. Lee continues to support its clients by using cloud platform to strengthen its clientele through the use of technology advancement and models such as SaaS, PaaS, etc., for accounting and management solution purposes. Mr. Lee brings to the Board of Directors his business leadership, corporate strategy and accounting and financial expertise.

Loke, Che Chan Gilbert, age 67, has served as our Chief Financial Officer, Treasurer and Director since inception on July 19, 2013. Effective June 6, 2019, he serves as Chairman of the Board. Mr. Loke has extensive knowledge in accounting and has been an accountant for more than 35 years. He was trained and qualified with UHY (formerly known as Hacker Young), Chartered Accountants, one of the large accounting firms based in London, England between 1981 and 1988. His extensive experience in auditing, accounting, taxation, SOX compliance and corporate listing has prompted him to specialize in corporate advisory, risk management and internal controls serving those small medium-sized enterprises. From September 1999 until June 2013, Mr. Loke served as an adjunct lecturer in ACCA P3 Business Analysis at HKU SPACE (HKU School of Professional and Continuing Education), which is an extension of the University of Hong Kong and provides professional and continuing education. Mr. Loke worked as an independent, non-executive director of ZMay Holdings Limited, a public company listed on the Hong Kong Stock Exchange from January 2008 to July 2008 and as Chief Financial Officer for Asia Properties Inc. from May 31, 2011 to March 28, 2012 and Sino Bioenergy Inc., with both companies listed on the OTC Markets in the US, from 2011 to 2012. Mr. Loke has served as the Chief Executive Officer and a director of Greenpro Resources Corporation since October 16, 2012. He has also served the Chief Executive Officer and a director of Moxian Corporation from October 2012 until December 2014. Mr. Loke served as an independent director of Odenza Corp. from February 2013 to May 2015. He has also served as the Chief Financial Officer, Secretary, Treasurer, and a director of CGN Nanotech, Inc. from September 4, 2014 to September 28, 2016.

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Mr. Loke served as director of Greenpro Talents Ltd. from November 16, 2015 to June 6, 2017. Mr. Loke served as director of GC Investment Management Limited, which is the investment manager of Greenpro Asia Strategic SPC, since April 6, 2016. Mr. Loke earned his degree of MBA from Bulacan State University, Philippines, and earned his professional accountancy qualifications from the ACCA, AIA and HKICPA. He also earned other professional qualifications from the HKICS, ICSA as Chartered Secretary, FPAM - Malaysia as Certified Financial Planner, ATIHK as tax adviser in Hong Kong and CWM Institute as Chartered Wealth Manager in Hong Kong. Mr. Loke brings to the Board of Directors accounting and financial expertise and business leadership.

Chuchottaworn, Srirat, age 54, joined us as an Independent Director on October 18, 2015. Ms. Chuchottaworn has more than 20 years in the IT and consulting business. In 1997, she became an SAP consultant for finance and controlling (FI/CO) and held a certificate of FI/CO. In 2004, she found I AM Group and has been the group director since then. She is an experienced project manager and holds multiple SAP certifications. She earned a Bachelor’s in Engineering Degree from the King Monkut’s Institute of Technology Ladkrabang and Master of Science in Information Technology from the Chulalongkorn University. Ms. Chuchottaworn brings to the Board of Directors business leadership and experience and familiarity with conducting business in Thailand.

Louis, Ramesh Ruben, age 45, joined us as an Independent Director of the Company on May 8, 2019. Mr. Louis is a Chartered Accountant of the Malaysian Institute of Accountants (MIA), a fellow member of Association of Chartered Certified Accountants (FCCA), a chartered member of the Institute of Internal Auditors, as well as a Certified Financial Planner. Mr. Louis has over 20 years of experience in accounting, auditing and risk management ranging from large public listed companies to multinational corporations, government agencies as well as SME’s in a spectrum of industries including plantation, property development, manufacturing, trading, IT, shipping, retailing, etc. He started his career at Arthur Andersen from December 1996 to 1997, and subsequently moved to BDO from April 2000 to 2004 and from 2005 to 2006, respectively. He also has experience in corporate finance with Southern Investment Bank Berhad for a year from 2004 to 2005. Mr. Louis has hands-on experience on other corporate exercises such as due diligence, IPO’s, issuance of bonds, corporate & debt restructuring and investigative audit. His training and advisory experience includes topics on Internal & Statutory Auditing, Public Sector/Government Audits, Value-for-Money Audits, ISQC 1, Risk Management& Internal Controls, Review and Assurance Engagements such as Financial Due Diligence, Forecasts & Projections, Forensic & Fraud Accounting/Auditing, as well as practical application of International Financial Reporting Standards (“IFRS”), Reporting Standards for SMEs (MPERS/PERS) and public sector accounting (MPSAS). He has facilitated training and provided advisory for public accountants across Asia Pacific, multinationals and public sector institutions. Mr. Louis is a certified trainer by the Human Resource Development Fund (HRDF), Ministry of Human Resources Malaysia. Mr. Louis brings to the Board of Directors extensive experience in mergers and acquisitions, risk management, strategic planning, and financial oversight and reporting.

Glendening, Brent Lewis, age 68, joined us as an Independent Director of the Company on October 1, 2019. Mr. Glendening, a U.S. citizen, is a global technology executive with over 25 years of experience in international management and strategic IT leadership driving business results and strategic programs. Since September 2018, he has served as the managing director of Brent Glendening & Associates LLC, a company that provides senior IT leadership development and support services in strategic planning, strategic supplier negotiations and business analytics / artificial intelligence (AI) development. From March 2017 to August 2018, he served as vice president of supply chain solutions of Halo BI LLC, a company that provides business analytics solutions with an emphasis in supply planning and utilizing AI to improve supply chain planning. In this role, Mr. Glendening was the chief architect for all business analytics solutions development. From April 2010 to February 2017, he served as vice president of information technology of The Carlstar Group LLC, a worldwide leader of specialty tires and wheels for the off-road enthusiast market. Mr. Glendening has expertise in global business harmonization, consolidation and restructuring. During his career, in addition to the positions disclosed above, Mr. Glendening has held senior technology management positions in various other notable companies, such as director of management information services of ADT Security Systems, Inc., executive vice president and chief information officer of Schindler Holding AG, Switzerland (SCHN: SWX), president of Schindler Informatik AG and vice president and international chief information officer of Whirlpool Corporation (NYSE: WHR). Mr. Glendening was awarded the Top 10 Chief Information Officer by Computerworld in Switzerland 2005. Mr. Glendening brings to the Board of Directors significant senior executive leadership experience, as well as relevant experience in information technology, AI and business process improvement.

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Bringuier, Christophe Philippe Roland, age 44, joined us as an Independent Director of the Company on October 16, 2019. Mr. Bringuier, a French citizen, is currently living and working in Hong Kong. He has over 15 years of international exposure in France, India, PRC and Hong Kong. Mr. Bringuier has held various managerial positions in different industries such as banking, energy, direct marketing, watchmaking, and financial services since 2001. From 2011 to 2016, he served as senior operations manager, and from September 2021, he has rejoined and served as the operations director in Asia-Pacific of Intertrust Group (HK) Limited, a company that delivers high-quality, tailored corporate, fund, capital market and private wealth services to its clients. From October 2018 to September 2021, he served as the business transformation specialist and from April 2020, he was promoted as the director of operations of Asia of Equiom Group (HK) Limited, a company that provides end-to-end wealth protection and business support services to private clients, corporate clients and funds. Mr. Bringuier established his own consulting company in 2016, Itaque Consulting in Hong Kong, providing consulting services for business transformation, leadership and communication skill training and coaching courses for senior executives in various industries. From 2007 to 2011, he served as project and marketing manager of Montrichard Watch Company Limited in Shenzhen, PRC, a watchmaking company with production plants in PRC and Switzerland, and offices in Europe, Asia and USA. Mr. Bringuier has expertise in process improvement, stakeholder management and project management in a complex, multicultural or cross-functional environment. Mr. Bringuier brings to the Board of Directors extensive knowledge and experience in talent development, executive coaching, business transformation and international operations.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has reviewed the independence of our directors, applying the NASDAQ independence standards. Based on this review, the Board of Directors determined that each of Chuchottaworn Srirat, Louis Ramesh Ruben, Glendening Brent Lewis, and Bringuier Christophe Philippe Roland, are independent within the meaning of the NASDAQ rules. In making this determination, our Board of Directors considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our Board of Directors deemed relevant in determining their independence. As required under applicable NASDAQ rules, we anticipate that our independent directors will meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session without the presence of non-independent directors and management.

Board Meetings

During calendar year 2021, our Board held two (2) meetings and acted by written consent twelve (12) times. Each director attended all Board meetings and applicable committee meetings held during calendar year 2021. The work of the Company’s directors is performed not only at meetings of the Board, but also by consideration of the Company’s business through the review of documents and in numerous communications among Board members and others.

Director Attendance at Annual Meeting

We have not yet developed a policy regarding director attendance at annual meetings of the stockholders. We expect all of our directors to attend our 2022 Annual Stockholders Meeting,

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Committees of Our Board

Audit Committee

Our Audit Committee was established on March 23, 2016 and is currently comprised of our independent directors: Mr. Louis Ramesh Ruben (Chairman), Ms. Chuchottaworn Srirat, Mr. Glendening Brent Lewis and Mr. Bringuier Christophe Philippe Roland. Mr. Louis is Chair of the Audit Committee and he qualifies as the Audit Committee financial expert as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act. The Audit Committee held eight (8) meetings during 2021, four (4) of the meetings were held after each quarter end or year end with our external auditor for discussing any significant financial reporting or audit issues before filing of Form 10-Qs or Form 10-K, the remaining four (4) meetings were discussing about the progress of our internal controls system and changes in independent registered public accounting firm.

According to its charter, the Audit Committee consists of at least three members, each of whom shall be a non-employee director who has been determined by the Board to meet the independence requirements of NASDAQ, and also Rule 10A-3(b)(1) of the SEC, subject to the exemptions provided in Rule 10A-3(c). A copy of the Audit Committee Charter is available on our website at http://www.greenprocapital.com. The Audit Committee Charter describes the primary functions of the Audit Committee, including the following:

●	Oversee the Company’s accounting and financial reporting processes;

●	Oversee audits of the Company’s financial statements;

●	Discuss policies with respect to risk assessment and risk management, and discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

●	Review and discuss with management the Company’s audited financial statements and review with management and the Company’s independent registered public accounting firm the Company’s financial statements prior to the filing with the SEC of any report containing such financial statements.

●	Recommend to the Board that the Company’s audited financial statements be included in its annual report on Form 10-K for the last fiscal year;

●	Meet separately, periodically, with management, with the Company’s internal auditors (or other personnel responsible for the internal audit function) and with the Company’s independent registered public accounting firm;

●	Be directly responsible for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged to prepare or issue an audit report for the Company;

●	Take, or recommend that the Board take, appropriate action to oversee and ensure the independence of the Company’s independent registered public accounting firm; and

●	Review major changes to the Company’s auditing and accounting principles and practices as suggested by the Company’s independent registered public accounting firm, internal auditors or management.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended and adopted by the Public Company Accounting Oversight Board in Rule 3200T. It has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence. Based upon the foregoing review and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2021. Our Annual Report on Form 10-K was filed with the SEC on March 29, 2022, as amended on July 18, 2022.

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Submitted by members of the Audit Committee:

Louis Ramesh Ruben (Chairman)

Chuchottaworn Srirat

Glendening Brent Lewis

Bringuier Christophe Philippe Roland

Compensation Committee

Our Compensation Committee was established on March 17, 2017 and currently consists of Mr. Louis Ramesh Ruben, Mr. Glendening Brent Lewis and Mr. Bringuier Christophe Philippe Roland. Mr. Louis serves as chairman of the Compensation Committee. The Compensation Committee held one (1) meeting during 2021. The Compensation Committee will be responsible for, among other matters:

●	reviewing and approving, or recommending to the Board of Directors to approve the compensation of our CEO and other executive officers and directors reviewing key employee compensation goals, policies, plans and programs;

●	administering incentive and equity-based compensation;

●	reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and

●	appointing and overseeing any compensation consultants or advisors.

Corporate Governance and Nominating Committee

Our Corporate Governance and Nominating Committee was established on March 17, 2017 and currently consists of Mr. Glendening Brent Lewis and Mr. Louis Ramesh Ruben. Mr. Glendening serves as chairman of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee held one (1) meeting during 2021. The Corporate Governance and Nominating Committee will be responsible for, among other matters:

●	selecting or recommending for selection candidates for directorships;

●	evaluating the independence of directors and director nominees;

●	reviewing and making recommendations regarding the structure and composition of our Board and the board committees;

●	developing and recommending to the board corporate governance principles and practices;

●	reviewing and monitoring the Company’s Code of Business Conduct and Ethics; and

●	overseeing the evaluation of the Company’s management.

Identifying and Evaluating Nominees

In considering candidates for membership on the Board of Directors, the Corporate Governance and Nominating Committee will take into consideration the needs of the Board of Directors and the candidate’s qualifications. The Corporate Governance and Nominating Committee will request such information as:

●	The name and address of the proposed candidate;

●	The proposed candidates resume or a listing of his or her qualifications to be a director of the Company;

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●	A description of any relationship that could affect such person’s qualifying as an independent director, including identifying all other public company board and committee memberships;

●	A confirmation of such person’s willingness to serve as a director if selected by the Board of Directors; and

●	Any information about the proposed candidate that would, under the federal proxy rules, be required to be included in the Company’s proxy statement if such person were a nominee.

Once a person has been identified by the Corporate Governance and Nominating Committee as a potential candidate, the Corporate Governance and Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors and the Corporate Governance and Nominating Committee believes that the candidate has the potential to be a good candidate, the Corporate Governance and Nominating Committee would seek to gather information from or about the candidate, including through one or more interviews as appropriate and review his or her accomplishments and qualifications generally, including in light of any other candidates that the Corporate Governance and Nominating Committee may be considering. The Corporate Governance and Nominating Committee’s evaluation process does not vary based on whether the candidate is recommended by a shareholder.

The Corporate Governance and Nominating Committee will, from time to time, seek to identify potential candidates for director nominees and will consider potential candidates proposed by the Board of Directors and by management of the Company. There is no specific board diversity policy in place presently.

Communications with Our Board

Stockholders and interested parties who wish to contact our Board, a committee thereof, the presiding non-management director of executive sessions or any individual director are invited to do so by writing to:

Board of Directors of Greenpro Capital Corp.

c/o Corporate Secretary

B-7-5, Northpoint Office,

Mid Valley City, No.1 Medan Syed Putra Utara,

59200 Kuala Lumpur, Malaysia

All communications will be forwarded to our Board of Directors, the specified committee or the specified individual director, as appropriate.

Board Leadership Structure and Role in Risk Oversight

Mr. Loke Che Chan Gilbert holds the positions of chief financial officer and chairman of the Board of Directors of the Company. The Board believes that Mr. Loke’s services as both chief financial officer and chairman of the Board is in the best interest of the Company and its shareholders. Mr. Loke possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company in its business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters relating to the business of the Company. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s shareholders, employees and customers.

The Board of Directors has not designated a lead director. Given the limited number of directors comprising the Board of Directors, the independent directors call and plan their executive sessions collaboratively and, between meetings of the Board of Directors, communicate with management and one another directly. Under these circumstances, the directors believe designating a lead director to take on responsibility for functions in which they all currently participate might detract from rather than enhance performance of their responsibilities as directors.

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Management is responsible for assessing and managing risk, subject to oversight by the Board of Directors. The Board of Directors oversees our risk management policies and risk appetite, including operational risks and risks relating to our business strategy and transactions. Various committees of the Board assist the Board in this oversight responsibility in their respective areas of expertise.

●	The Audit Committee assists the Board with the oversight of our financial reporting, independent auditors and internal controls. It is charged with identifying any flaws in business management and recommending remedies, detecting fraud risks and implementing anti-fraud measures. The audit committee further discusses our policies with respect to risk assessment and management with respect to financial reporting.

●	The Compensation Committee oversees compensation, retention, succession and other human resources-related issues and risks.

●	The Corporate Governance and Nominating Committee overviews risks relating to our governance policies and initiatives.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Involvement in Certain Legal Proceedings

No executive officer or director is a party in a legal proceeding adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

No executive officer or director has been involved in the last ten years in any of the following:

●	Any bankruptcy petition filed by or against any business or property of such person, or of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

●	Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	Being the subject of or a party to any judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated relating to an alleged violation of any federal or state securities or commodities law or regulation, or any law or regulation respecting financial institutions or insurance companies, including but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail, fraud, wire fraud or fraud in connection with any business entity; or

●	Being the subject of or a party to any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act, any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member).

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Certain Relationships and Related Transactions

Except as set forth below, we have not been a party to any transaction since January 1, 2020, in which the amount involved in the transaction exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets as at the year-end for the last two completed fiscal years, and to which any of our directors, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Our policy is that a contract or transaction either between the Company and a director, or between a director and another company in which he is financially interested is not necessarily void or void-able if the relationship or interest is disclosed or known to the Board of Directors and the Board of Directors is entitled to vote on the issue.

Transactions with certain companies which Greenpro Venture Capital Limited owns certain percentage of their company shares and companies that we have determined that we can significantly influence based on our common business relationships.

For the years ended December 31, 2021 and 2020, related party service income totaled $861,449 and $250,246, respectively.

For the years ended December 31, 2021 and 2020, related party expenses included in cost of services and general and administrative expenses totaled $12,922 and $14,997, respectively.

Impairment of related party investment was $5,349,600 and $0 for the years ended December 31, 2021 and 2020, respectively.

For the years ended December 31, 2021 and 2020, related party other income totaled $0 and $1,934, respectively.

Net accounts receivable from related parties was $41 and $152,475 as of December 31, 2021 and 2020, respectively.

Amounts due from related parties were $1,170,855 and $62,320 as of December 31, 2021 and 2020, respectively. Amounts due to related parties were $757,283 and $1,108,641 as of December 31, 2021 and 2020, respectively.

Our related parties are mainly those companies in which Greenpro Venture Capital Limited or Greenpro Resources Limited owns a certain percentage of the shares of such companies, or those companies that the Company can exercise significant influence over them in making financial and operating policy decisions. Some of the related parties are either controlled by or under common control of Mr. Loke Che Chan Gilbert or Mr. Lee Chong Kuang, directors of the Company and the other entity. One of the related parties is controlled by Ms. Chen Yanhong, a director of some of our subsidiaries. All these related party transactions are generally transacted at an arm’s-length basis at the current market value in the normal course of business (see Note 16 to the audited financial statements included in our Annual Report on Form 10-K and Form 10-K/A for the year ending December 31, 2021).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms furnished to us and written representations by our officers and directors regarding their compliance with applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that all Section 16(a) filing requirements for our executive officers, directors and 10% stockholders were met during the year ended December 31, 2021; except for the following:

Name	Late Reports	Transactions Covered	Number of Shares
Chen Yanhong	Form 4	Common Stock	908,111

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EXECUTIVE COMPENSATION

Summary Compensation Table

Set forth below is information regarding the compensation paid during the year ended December 31, 2021 and 2020 to our principal executive officer and principal financial officer, who are collectively referred to as “named executive officers” elsewhere in this proxy statement.

Name and Principal Position	Year	Salary ($)	Other Compensation ($)	Total ($)

Lee Chong Kuang	2020	169,000	26,000	195,000
Chief Executive Officer and President	2021	299,000	26,000	325,000

Loke Che Chan Gilbert	2020	169,000	26,000	195,000
Chief Financial Officer, Treasurer and Secretary	2021	299,000	26,000	325,000

Employment Agreements

Each of Loke Che Chan Gilbert, our Chief Financial Officer, Secretary, and director, and Mr. Lee Chong Kuang, our Chief Executive Officer, signed new employment agreements on July 28, 2020. The new employment agreements came into effect on September 1, 2020 and will expire on August 31, 2023. The terms of the agreements are the same as that of the existing employment agreements.

Under the terms of the agreements, each of Messrs. Loke and Lee are entitled to receive a monthly salary of $13,000 and a monthly housing allowance of $2,000, plus one month’s additional salary and housing allowance by the end of each year. All of these are payable in the equivalent amount of Hong Kong Dollars. Any variances are mainly due to fluctuation of currency exchange.

On January 28, 2021, each of Messrs. Loke and Lee signed a revised employment agreement. The terms of the revised employment agreements, except the monthly salary was increased to $23,000 effective January 1, 2021, are the same as that of the 2020 employment agreements.

Messrs. Loke and Lee are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with their services on our behalf. The employment agreements also contain normal and customary terms relating to confidentiality, indemnification, non-solicitation and ownership of intellectual property.

Outstanding Equity Awards At Fiscal Year-End

None.

Director Compensation

During the fiscal year ended December 31, 2021, we provided monthly compensation to our independent directors, including Ms. Chuchottaworn Srirat of $1,000, Mr. Louis Ramesh Ruben of $1,700, Mr. Glendening Brent Lewis of $1,250 and Mr. Bringuier Christophe Philippe Roland of $1,000. During 2020, we provided monthly compensation to our independent directors, including Ms. Chuchottaworn Srirat for $500, Mr. Louis Ramesh Ruben for $1,200, Mr. Glendening Brent Lewis for $750 and Mr. Bringuier Christophe Philippe Roland for $500. All the independent directors are also the members of audit committee.

We currently have no plan for compensating our executive directors for their services in their capacity as directors, although we may elect to issue stock options or provide cash compensation to such persons from time to time in the future. However, we are compensating the independent directors who serve on the Board. These independent directors are entitled to the reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors. Our Board of Directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

On January 28, 2021, our Chief Executive Officer and executive director, Mr. Lee Chong Kuang submitted a compensation adjustment proposal and the Board of Directors agreed with an increment of monthly compensation of $500 of each of independent directors effective January 1, 2021. As a result, effective January 1, 2021, we provide the monthly compensation to our independent directors, including Ms. Chuchottaworn Srirat for $1,000, Mr. Louis Ramesh Ruben for $1,700, Mr. Glendening Brent Lewis for $1,250 and Mr. Bringuier Christophe Philippe Roland for $1,000.

Our Board of Directors unanimously recommends that you vote “FOR” all of the nominees listed above.

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PROPOSAL NO. 2

RATIFICATION OF SELECTION OF AUDITORS

The Board of Directors has appointed JP CENTURION & PARTNERS PLT (“Centurion”) to audit our consolidated financial statements for the fiscal year ending December 31, 2022. Centurion has served as our independent registered public accounting firm since July 21, 2021. We do not expect representatives of Centurion to be present at our annual meeting of the shareholders.

On July 15, 2021, JLKZ CPA LLP (“JLKZ”) informed us of their decision to resign as our independent registered public accounting firm citing constraints in resources to satisfactorily fulfil that role as the reason for its resignation. The report of JLKZ on our financial statements for the past fiscal year ended December 31, 2020 contained no adverse opinion or a disclaimer of opinion and was not modified. The decision to change the independent accountant was approved and accepted by our Board of Directors on July 21, 2021.

We had no disagreements with JLKZ, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of JLKZ, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such period.

During our fiscal years ended December 31, 2020 and through JLKZ’s resignation, there had been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the Securities and Exchange Commission (the “SEC”).

Effective July 21, 2021, we engaged Centurion as our new independent registered public accounting firm. During the two most recent fiscal years and through the date of the engagement of Centurion, we did not consult with Centurion regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). In approving the selection of Centurion as our new independent registered public accounting firm, our Board of Directors considered all relevant factors.

We are not required to submit the selection of our independent registered public accounting firm for stockholder approval. If the stockholders do not ratify the selection of Centurion as our independent auditors for the fiscal year ending December 31, 2022, our Board of Directors will evaluate what would be in the best interests of the Company and our stockholders and consider whether to select new independent auditors for the current fiscal year or whether to wait until the completion of the audit for the current fiscal year before changing independent auditors.

Audit Fees

The following is an aggregate of fees billed for each of the fiscal years ended December 31, 2021 and 2020 for professional services rendered by our principal accountants.

ACCOUNTING FEES AND SERVICES	2021	2020

Audit fees	$105,000	$105,000
Audit-related fees	-	-
Tax fees	-	-
All other fees	-	-

Total	$105,000	$105,000

The category of “Audit fees” includes fees for our annual audit, quarterly reviews and services rendered in connection with regulatory filings with the SEC, such as the issuance of comfort letters and consents.

The category of “Audit-related fees” includes employee benefit plan audits, internal control reviews and accounting consultation.

The category of “Tax services” includes tax compliance, tax advice, tax planning.

The category of “All other fees” generally includes advisory services related to accounting rules and regulations.

The policies and procedures contained in the Audit Committee Charter provide that the Committee must pre-approve the audit services, audit-related services and non-audit services provided by the independent auditors and the provision for such services by JP Centurion & Partners PLT (2021) and JLKZ CPA LLP (2020) were compatible with the maintenance of the firms’ independence in the conduct of its audits.

Pre-approval Policies and Procedures

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. Our Audit Committee has adopted certain pre-approval policies and procedures which were filed as Exhibit 99.2 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed with the SEC on March 30, 2016.

Our Board of Directors unanimously recommends that you vote “FOR” the proposal to ratify the appointment of JP CENTURION & PARTNERS PLT as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

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PROPOSAL NO. 3

ADVISORY, NON-BINDING VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

Our executive compensation programs are designed to motivate and retain our named executive officers, who are critical to our success, and to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return. We seek to closely align the interests of our named executive officers with the interests of our stockholders, and our Compensation Committee regularly reviews named executive officer compensation to ensure such compensation is consistent with our goals.

Required Stockholder Vote

This vote is advisory, which means that the vote on executive compensation is not binding on the Company, our Board of Directors. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. To the extent there is a significant vote against the compensation of our named executive officers as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address our shareholders’ concerns.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table, and the other related tables and disclosure.

Our Board of Directors unanimously recommends that you vote “FOR” the non-binding resolution on executive compensation.

PROPOSAL NO. 4

ADVISORY, NON-BINDING VOTE ON FREQUENCY OF APPROVAL OF EXECUTIVE COMPENSATION (SAY-ON-FREQUENCY)

The Dodd-Frank Act requires us to provide our stockholders with the opportunity to vote, on a non-binding advisory basis, for their preference as to how frequently we should consult an advisory Say-on-Pay vote. Stockholders may indicate whether they would prefer that we conduct future Say-on-Pay votes every year, every two years or every three years. Stockholders also may abstain from casting a vote on this proposal.

Our Board of Directors has determined that a Say-on-Pay vote that occurs once every three years is the most appropriate alternative for us and therefore the Board recommends that you vote in favor of conducting a Say-on-Pay vote every three years. The Board believes that a Say-on-Pay vote occurring every three years will provide our stockholders with sufficient time to evaluate the effectiveness of the Company’s overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period, while avoiding an over-emphasis on short-term variations in compensation and business results. A Say-on-Pay vote occurring every three years will also permit stockholders to observe and evaluate the effect of any changes to our executive compensation policies and practices that have occurred since the last advisory vote on executive compensation.

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This vote is advisory, which means that is not binding on the Company or the Board of Directors. The Company recognizes that the stockholders may have different views as to the best approach and looks forward to hearing from the stockholders as to their preferences on the frequency of the Say-on-Pay vote. The Board of Directors will carefully review the outcome of the frequency vote; however, when considering the frequency of future Say-on-Pay votes, the Board of Directors may decide that it is in the Company’s and the stockholders’ long-term best interest to hold a Say-on-Pay vote more or less frequently than the frequency receiving the most votes cast by our stockholders.

The proxy card provides stockholders with the opportunity to choose among four options (holding the Say-on-Pay vote every one year, every two years, every three years or abstain from voting). Stockholders are not being asked to approve or disapprove the recommendation of the Board of Directors.

Our Board of Directors unanimously recommends that you vote to hold an advisory vote on executive compensation (Say-On-Frequency) EVERY THREE YEARS.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be included in the proxy statement for the next annual meeting must be received by Company by May 27, 2023. The persons authorized by the form of proxy to be sent in connection with the solicitation of proxies on behalf of Company’s Board of Directors for next year’s annual meeting will vote in their discretion as to any matter of which Company has not received notice by May 27, 2022. The form and substance of these proposals must satisfy the requirements established by the Company’s Bylaws and the SEC, and the timing for the submission of any such proposals may be subject to change as a result of changes in SEC rules and regulations.

DELIVERY OF PROXY MATERIALS

Our annual report to stockholders for the fiscal year ended December 31, 2021, including audited financial statements, accompanies this Proxy Statement. Copies of our Annual Report on Form 10-K for fiscal 2021 are available from the Company without charge upon written request of a stockholder. Copies of these materials are also available online through the Securities and Exchange Commission at www.sec.gov. The Company may satisfy SEC rules regarding delivery of proxy statements and annual reports by delivering a single proxy statement and annual report to an address shared by two or more Company stockholders. This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only one proxy statement and annual report to multiple stockholders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of these materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy statement and/or annual report, as requested, to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact the Company’s Secretary at B-7-5, Northpoint Office, Mid Valley City, No.1 Medan Syed Putra Utara, 59200 Kuala Lumpur, Malaysia or by telephone at +60 3 2201 - 3192. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact your brokerage firm or bank.

FORWARD-LOOKING STATEMENTS

This Proxy Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward- looking statements include, but are not limited to, statements regarding our business, anticipated financial or operational results and objectives. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other filings of ours with the SEC.

AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the “SEC”). The SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding the Company and other registrants that file electronically with the SEC at http://www.sec.gov.

The Company’s common stock is listed on The Nasdaq Capital Market and trades under the symbol “GRNQ”.

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

FOR THE ANNUAL MEETING OF STOCKHOLDERS OF

GREENPRO CAPITAL CORP.

TO BE HELD ON OCTOBER 28, 2022

Unless otherwise specified, this proxy will be voted FOR Proposals 1, 2, 3 and EVERY THREE YEARS on Proposal 4. The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and EVERY THREE YEARS on Proposal 4.

1. ELECTION OF DIRECTORS

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

1) Lee, Chong Kuang 2) Loke Che Chan Gilbert 3) Chuchottaworn, Srirat 4) Louis, Ramesh Ruben 5) Glendening, Brent Lewis 6) Bringuier, Christophe Philippe Roland

INSTRUCTION: To withhold authority to vote for any nominee, write the nominee’s name in the space provided below.

2. RATIFICATION OF INDEPENDENT ACCOUNTANTS

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. To consider and act on an advisory (non-binding) proposal on compensation arrangement of certain executive officers (the “say-on-pay”).

☐ FOR	☐ AGAINST	☐ ABSTAIN

4. To consider and act on an advisory (non-binding) proposal on how frequently stockholders should vote to approve the compensation arrangements of certain executive officers (the “say-on-frequency”).

☐ EVERY ONE YEAR	☐ EVERY TWO YEARS	☐ EVERY THREE YEARS
☐ ABSTAIN

Please sign exactly as your name appears below. When shares are held by joint tenants, each should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, or partner, please give full title as such.

Date: __________, 2022

Signature

Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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Greenpro Capital Corp.

Annual Meeting of Stockholders

OCTOBER 28, 2022

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders

To Be Held on October 28, 2022

The undersigned, hereby appoints Lee Chong Kuang, Chief Executive Officer, with full power of substitution, as proxy to represent and vote all shares of Common Stock, par value $0.0001 per share, of Greenpro Capital Corp. (the “Company”), which the undersigned will be entitled to vote if personally present at the Annual Meeting of the Stockholders of the Company to be held on October 28, 2022, at 9:30 a. m. local time the offices of B-7-5, Northpoint Office, Mid Valley City, No. 1 Medan Syed Putra Utara, 59200 Kuala Lumpur, Malaysia, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, a copy of which has been received by the undersigned. Each share of Common Stock is entitled to one vote. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR the election of the listed nominees as directors, FOR the ratification of JP CENTURION & PARTNERS PLT (“Centurion”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022, FOR the proposal on the compensation arrangement of certain executive officers, EVERY THREE YEARS on the proposal on how frequently stockholders should vote to approve the compensation arrangements of certain executive officers, in the case of other matters that legally come before the meeting, as said proxy(s) may deem advisable.

Please check here if you plan to attend the Annual Meeting of Stockholders on October 28, 2022 at 9:30 a.m. (Local Time). ☐

(Continued and to be signed on Reverse Side)

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